CSFB                        CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                             CSFB ABS TRUST 2002-MH3



                           DERIVED INFORMATION 4/2/02
                              SUBJECT TO REVISION

                           $[97,150,000] (Approximate)
                            CSFB ABS Trust 2002-MH3
                               CSFB Manufactured
                       Housing Pass-Through Certificates,
                                Series 2002-MH3


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                   DEPOSITOR


                                 JP MORGAN CHASE
                                    TRUSTEE









The information contained herein (the "Information") is provided by Credit Suisse First Boston. Neither the issuer of the certificates described herein nor any of its affiliates makes any representation as to the accuracy or completeness of the Information. The Information is preliminary and will be superseded by a prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the certificates' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Although a registration statement relating to the certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus relating to the certificates has not been filed with the Securities and Exchange Commission. Prospective purchasers are referred to the final prospectus for definitive information on any matter discussed herein. Any investment decision should be based only on the data in the prospectus and the then-current version of the Information. The final prospectus will contain data that is current as of its publication date and after publication may no longer be complete or current. The final prospectus may be obtained by contacting the Credit Suisse First Boston trading desk at (212) 538-8373.

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CSFB                        CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                             CSFB ABS TRUST 2002-MH3


                                                     $[97,150,000] (Approximate)
                                                       CSFB ABS Trust 2002-MH3
                                   Manufactured Housing Pass-Through Certificates, Series 2002-MH3


                                                               Class A
                                                            Yield Tables

         175 MHP                          9.5 CPR                         8.2 CPR                          10.5 CPR
          to Call                          to Call                       to Maturity                        to Call
        Yield             Price          Yield            Price          Yield              Price         Yield               Price
        6.274           101.473          6.276          101.546         9.491              89.562         4.393             108.848
        6.324           101.285          6.326          101.350         9.541              89.396         4.443             108.637
        6.374           101.098          6.376          101.155         9.591              89.230         4.493             108.427
        6.424           100.912          6.426          100.961         9.641              89.065         4.543             108.218
        6.474           100.726          6.476          100.768         9.691              88.901         4.593             108.009
        6.524           100.541          6.526          100.575         9.741              88.737         4.643             107.802
        6.574           100.357          6.576          100.383         9.791              88.574         4.693             107.595
        6.624           100.173          6.626          100.191         9.841              88.411         4.743             107.388
        6.674            99.990          6.676          100.001         9.891              88.249         4.793             107.183
        6.724            99.808          6.726           99.811         9.941              88.087         4.843             106.978
        6.774            99.626          6.776           99.622         9.991              87.927         4.893             106.774
        6.824            99.445          6.826           99.433        10.041              87.766         4.943             106.571
        6.874            99.265          6.876           99.246        10.091              87.607         4.993             106.369
        6.924            99.085          6.926           99.059        10.141              87.448         5.043             106.167
        9.974            98.906          6.976           98.872        10.191              87.289         5.093             105.966
        7.024            98.728          7.026           98.687        10.241              87.131         5.143             105.766
        7.074            98.550          7.076           98.502        10.291              86.974         5.193             105.567

WAL                        4.81                            5.09                              5.77                              4.70
Prin Window       May02 - Aug18                   May02 - Aug19                     May02 - Jun31                     May02 - Jul18
Mod Dur                   3.641                           3.791                             3.651                             3.814
Spr to swaps                132                       par yield                               432                               -53
Center Yield              6.674                           6.676                             9.891                             4.793


4yr swap                  5.122
5yr swap                  5.409
6yr swap                  5.619



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